                                                                    EXHIBIT 99.2

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A             SERVICER CERTIFICATE FOR         AUGUST 1997

        $304,203,000    Class A 6.85% Asset Backed Notes
         $26,452,783    Class B Fixed Rate Asset Backed Notes
Transfer (Payment) Date                                                                                         22-Sep-97
Collection Period Begin Date                                                                                    01-Aug-97
Collection Period End Date                                                                                      31-Aug-97
Days in accrual period (30/360)                                                                                        30
Month(s) in Revolving Period                                                                                            4

PART 1 - MONTHLY DATA INPUT

Deposits to Collection Account                                                                              $8,602,131.11
        Collections Allocable to Principal Funding Account                                                  $6,642,229.42
        Collections Allocable to Interest Payment Account                                                   $1,959,902.12

Miscellaneous Data
        Initial Pool Balance                                                                              $330,655,783.00
        Current Pool Balance (including addition of Subsequent Receivables)                               $330,655,783.00
        Subsequent Receivables Purchased                                                                    $6,563,471.21
        Current APR of Pool                                                                                          8.15%
        Remaining Residual Amount                                                                           $1,435,488.18
        Obligor Over-Concentration Amount                                                                           $0.00
        Cumulative Net Losses                                                                                       $0.00
        Delinquencies - 60 to 90 Days                                                                               $0.00
        Delinquencies - Over 90 Days                                                                                $0.00
        Realized Losses (Current Period)                                                                            $0.00
        Recoveries                                                                                                  $0.00
        Acquired Receivables - Transferor (Current Period)                                                          $0.00
        Acquired Receivables - Servicer (Current Period)                                                            $0.00
        Investment Earnings
                Collection Account                                                                             $40,528.33
                Principal Funding Account                                                                          $57.88
                Reserve Account                                                                                $20,811.43
        Total investment Earnings                                                                              $61,397.64
---------------------------------------------------------------------------------------------------------------------------------

PART II - SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                                    $330,655,783.00
        Class A Note Beginning Principal Balance                                                          $304,203,000.00
        Class B Note Beginning Principal Balance                                                           $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                          $330,655,783.00
        Class A Note Principal Balance (End of Period)                                                    $304,203,000.00
                Class A Note Pool Factor (End of Period)                                                        1.0000000
        Class B Note Principal Balance (End of Period)                                                     $26,452,783.00
                Class B Note Pool Factor (End of Period)                                                        1.0000000

Collection Account Deposit
        Total Collections and Investment Income for the Period                                              $8,663,528.75

Administration Fee Accrued during this Period                                                                     $500.00

Principal Funding Account (PFA)                                                                             $6,642,574.68
        Class A Noteholders' Principal Distributable Amount                                                         $0.00
        Class B Noteholders' Principal Distributable Amount                                                         $0.00

Interest Payment Account (IPA)                                                                              $1,887,493.43
        Noteholders' Class A Interest Distributable Amount                                                  $1,736,492.13
        Noteholders' Class B Interest Distributable Amount                                                    $151,001.30

Servicing Fees Accrued during this Period                                                                     $137,773.24

Reserve Account
        Beginning Reserve Account Balance                                                                   $4,754,841.21
        Distribution from Reserve Account for Shortfalls                                                            $0.00
        Deposits to Reserve Account from PFA/IPA                                                                    $0.00

        Ending Reserve Account Balance                                                                      $4,742,046.01
====================================================================================================================================

                                                                    EXHIBIT 99.2

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A     SERVICER CERTIFICATE FOR        AUGUST 1997

PART III-SERVICING CALCULATIONS
Initial Pool Balance                                                                                               $330,655,783.00
Pool Balance (Beginning of Collection Period)                                                                      $330,655,783.00
Pool Balance (End of Collection Period)                                                                            $330,655,783.00

Total Collections                                                                                                    $8,663,528.75
        Collections Allocable to Principal Funding Account                                                           $6,642,229.42
        Collections Allocable to Interest Payment Account                                                            $1,959,902.12
Prior Principal Funding Account Balance                                                                                    $345.24
Recoveries                                                                                                                   $0.00
Investment Income for the Period                                                                                        $61,397.64

Principal Funding Account (PFA)                                                                                      $6,642,574.66
Interest Payment Account (IPA)                                                                                       $2,021,299.76

Principal Distributable Amount                                                                                       $6,642,574.66

1. Trigger Tests

(a) Are cumulative net losses >=3.00% of the Original Pool Balance?                                                           NO
(b) Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?                        NO
(c) Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?                        NO
(d) Has the Pool Balance been less than the Note Balance for 3 consecutive months?                                            NO

2. Calculation of Distribution Amounts

Class A Note Beginning Principal Balance                                                                           $304,203,000.00
Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
Class A Noteholders' Share of the Principal Distribution Amount                                                               0.00%
Class A Noteholders' Principal Distributable Amount                                                                          $0.00

Class B Note Beginning Principal Balance                                                                            $26,452,783.00
Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
Class B Noteholders' Share of the Principal Distribution Amount                                                               0.00%
Class B Noteholders' Principal Distributable Amount                                                                          $0.00

Interest Accrued on Class A Notes this period                 6.85%                                                  $1,736,492.13
Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Class A Interest Distributable Amount                                                                   $1,736,492.13

Interest Accrued on Class B Notes this period                 6.85%                                                    $151,001.30
Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Class B Interest Distributable Amount                                                                     $151,001.30

3. Allocations from Collection Account

Interest Payment Account (IPA)                                                                                       $2,021,299.76

        Servicing Fee Shortfall (Previous Period)                                                                            $0.00
        Servicing Fees Accrued during this Period                 0.50%                                                $137,773.24
        Servicing Fees Paid this Period from IPA                                                                       $137,773.24
        Preliminary Servicing Fee Shortfall (Current Period)                                                                 $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                                   $0.00
        Servicing Fee Shortfall (Current Period)                                                                             $0.00

Remaining Interest Payment Account (IPA)                                                                             $1,883,526.52

        Administration Fee Shortfall (Previous Period)                                                                       $0.00
        Administration Fees Accrued during this Period            $500/mon                                                 $500.00
        Administration Fees Paid this Period from IPA                                                                      $500.00
        Preliminary Administration Fee Shortfall (Current Period)                                                            $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                                   $0.00
        Administration Fee Shortfall (Current Period)                                                                        $0.00

Remaining Interest Payment Account (IPA)                                                                             $1,883,026.52

                                                                    EXHIBIT 99.2
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A
                                            SERVICER CERTIFICATE FOR AUGUST 1997

   Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                               $0.00
   Interest Accrued on Class A Notes this period                                                      $1,736,492.13
   Noteholders' Class A Interest Distributable Amount from IPA                                        $1,736,492.13
   Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                             $0.00
   Withdrawal from Reserve Account to Cover Shortfall                                                         $0.00
   Noteholders' Class A Interest Carryover Shortfall (Current Period)                                         $0.00

Remaining Interest Payment Account (IPA)                                                                $146,534.39

   Deposit to Reserve Account (from IPA)                                                                      $0.00

Remaining Interest Payment Account (IPA)                                                                $146,534.39

   Deposit to Principal Funding Account (from IPA)                                                            $0.00
   Receipt from Reserve Account for shortfall                                                                 $0.00
Remaining Interest Payment Account (IPA)                                                                $146,534.39

   Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                               $0.00
   Interest Accrued on Class B Notes this period                                                        $151,001.30
   Noteholders' Class B Interest Distributable Amount from IPA                                          $146,534.39
   Noteholders' Class B Interest Carryover Shortfall (Current Period)                                     $4,466.91

Remaining Interest Payment Account (IPA) (to the Transferor)                                                  $0.00

Principal Funding Account (PFA) (including addition, if any, from IPA)                                $6,642,574.66

   Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
   Class A Noteholders' Monthly Principal Distributable Amount                                                $0.00
   Class A Noteholders' Principal Distributable Amount Paid from PFA                                          $0.00
   Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
   Withdrawal from Reserve Account to Cover Shortfall                                                         $0.00
   Class A Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

Remaining Principal Funding Account (PFA)                                                             $6,642,574.66

   Deposit to Reserve Account (from PFA)                                                                      $0.00

Remaining Principal Funding Account (PFA)                                                             $6,642,574.66

   Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
   Class B Noteholders' Monthly Principal Distributable Amount                                                $0.00
   Class B Noteholders' Principal Distributable Amount Paid from PFA                                          $0.00
   Class B Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

Remaining Principal Funding Account                                                                   $6,642,574.66
Amount to Transferor to purchase Subsequent Receivables                                               $6,563,471.21
                                                                                                      -------------
Ending Principal Funding Account Balance                                                                 $79,103.45

4.  Distributions from Reserve Account

Beginning Reserve Account Balance                                                                     $4,754,841.21

Distribution from Reserve Account                                                                             $0.00
   Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                           $0.00
   Withdrawal from Reserve Account to Cover Administration Fee Shortfall                                      $0.00
   Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                             $0.00

Preliminary Reserve Account Balance                                                                   $4,754,841.21

   Deposit to Reserve Account (from IPA)                                                                      $0.00

Preliminary Reserve Account Balance                                                                   $4,754,841.21

Distribution from Reserve Account                                                                             $0.00
   Class A Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
   Transfer to PFA for Realized Losses                                                                        $0.00

Preliminary Reserve Account Balance                                                                   $4,754,841.21

                                                                    EXHIBIT 99.2

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A
SERVICER CERTIFICATE FOR                                             AUGUST 1997

     Deposit to Reserve Account (from PFA)                                                                              $0.00

Preliminary Reserve Account Balance                                                                             $4,754,841.21

Specified Reserve Account Balance                                                                               $4,742,046.01
Lessor of:
(a) 1.00% of Original Pool Balance at end of Collection Period plus additions; and               1.00%          $4,742,046.01
(b) Class A Principal Balance (End of Period)                                                                 $304,203,000.00

Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                             YES

Excess Amount in Reserve Account released to Transferor                                                            $12,795.20

Ending Reserve Account Balance                                                                                  $4,742,046.01

5. Trigger Calculations

How many months has the Reserve Account been less than the Specified Reserve
Account, if any?                                                                                                   0
Has the avg of the Trust Yields been less than the avg of the Base Rates over
3 consecutive months?                                                                                              NO
How many months has the Pool Balance been less than the Note Balance, if any?                                      0

6. Ending Balances
      Noteholders' Class A Interest Carryover Shortfall (Current Period)                                                $0.00
      Noteholders' Class B Interest Carryover Shortfall (Current Period)                                            $4,466.91
      Class A Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
      Class B Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

      Class A Note Principal Balance (End of Period)                                                          $304,203,000.00
      Class B Note Principal Balance (End of Period)                                                           $26,452,783.00
      Total Principal Balance of Notes (End of Period)                                                        $330,655,783.00

      Class A Note Pool Factor (End of Period)                                         $304,203,000.00              1.0000000
      Class B Note Pool Factor (End of Period)                                          $26,452,783.00              1.0000000
      Total Notes (End of Period)                                                                                   1.0000000

      Class A Notes Principal Balance at close of Revolving Period                                                       0.00
      Principal Pool Balance at close of Revolving Period                                                                0.00
      Class A Noteholders Percentage at the close of the Revolving Period                                               0.00%

      Servicer's Yield                                                                                              15,575.59